UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

(Amendment No.     )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

REGIONS FINANCIAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 23, 2015

REGIONS FINANCIAL CORPORATION
REGIONS FINANCIAL CORPORATION ATTN: INVESTOR RELATIONS 1900 5TH AVENUE NORTH BIRMINGHAM, AL 35203

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 23, 2015
Date: April 23, 2015 Time: 9:00 A.M. Central Time
Location: Upper Lobby Auditorium of Regions Bank
1901 Sixth Avenue North Birmingham, Alabama 35203
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT ON FORM 10-K             CHAIRMAN’S LETTER

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send an e-mail with the information that is printed in the box marked by the arrow (located on the following page) solely in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2015 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for directions to the annual meeting and information on what you will need to bring with you to gain access to the meeting. You must have a government-issued photo identification and proof of your ownership as of the record date to be admitted. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

Election of Directors

Proposal 1. Nominees:

 1a.   George W. Bryan

 1b.   Carolyn H. Byrd

 1c.    David J. Cooper, Sr.

 1d.   Don DeFosset

 1e.   Eric C. Fast

 1f.    O. B. Grayson Hall, Jr.

 1g.   John D. Johns

 1h.   Ruth Ann Marshall

 1i.    Susan W. Matlock

 1j.    John E. Maupin, Jr.

 1k.    Charles D. McCrary

 1l.    Lee J. Styslinger III

The Board of Directors recommends you vote FOR the following proposal:
Proposal 2.	Ratification of Selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2015.

The Board of Directors recommends you vote FOR the following proposal:
Proposal 3.	Nonbinding Stockholder Approval of Executive Compensation.
The Board of Directors recommends you vote FOR the following proposal:
Proposal 4.	Approval of the Regions Financial Corporation 2015 Long Term Incentive Plan.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Admission

to the

Regions Financial Corporation

2015 Annual Meeting of Stockholders

PLEASE BRING THIS NOTICE AND A VALID GOVERNMENT-ISSUED PHOTO IDENTIFICATION FOR ADMISSION TO THE MEETING.